LIMITED POWER OF ATTORNEY - SECURITIES LAW COMPLIANCE

      The undersigned, as an officer or director of Echelon Corporation (the
Corporation),
hereby constitutes and appoints Ronald A. Sege, Alicia Jayne Moore, C. Michael
Marszewski
and Marsha Larsen and each of them, the undersigned's true and lawful attorney-in-fact and
agent to complete and execute such Forms144, Form ID, Forms 3, 4 and 5 and other forms as
such attorney shall in his or her discretion determine to be required or advisable pursuant to Rule
144 promulgated under the Securities Act of 1933, as amended, Section 16 of the
Securities
Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, or
any successor laws and regulations, as a consequence of the undersigned's ownership, acquisition
or disposition of securities of the Corporation, and to do all acts necessary in order to file such
forms with the Securities and Exchange Commission, any securities exchange or national
association, the Corporation and such other person or agency as the attorney shall deem
appropriate.  The undersigned hereby ratifies and confirms all that said attorneys-in-fact and
agents shall do or cause to be done by virtue hereof.
      This Limited Power of Attorney shall remain in full force and effect until the undersigned
is no longer required to file Forms 3, 4 and 5 with respect to the undersigned's holdings of and
transactions in securities issued by the Corporation unless earlier revoked by the undersigned in a
writing delivered to the foregoing attorneys-in-fact.
      This Limited Power of Attorney is executed at San Jose, CA, as of the date set forth
below.
                                          Signature:  /s/ Christopher R. Dingley
                                          Print Name:  Christopher R. Dingley
                                          Dated:  May 13, 2015
Witness:  /s/Marsha Larsen
Print Name:  Marsha Larsen
Dated:  May 13, 2015

A notary public or other officer completing this certificate verifies only the identity of the individual who signed the
document to which this certificate is attached, and not the truthfulness, accuracy, or validity of that document.

STATE OF CALIFORNIA)
COUNTY OF Santa Clara)

On May 13, 2015, before me, Teresa R. Daniele, Notary Public, personally appeared Christopher R. Dingley,
who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they
executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on
the instrument the person(s), or the entity upon behalf of which the person(s)
acted, executed the
instrument.
I certify under PENALTY OF PERJURY under the laws of the State of California that the
foregoing paragraph is true and correct.
WITNESS my hand and official seal.

Signature: /s/ Teresa  R. Daniele
 Notary Public

   (Seal)